UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 15, 2009

AOL INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34419	20-4268793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway, New York, New York 10003

(Address of Principal Executive Offices) (Zip Code)

212-652-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Employment Agreement of the Chief Executive Officer

On December 15, 2009, AOL Inc. (the “Company”) and Timothy M. Armstrong, Chairman and Chief Executive Officer of the Company, entered into an amendment (the “Amendment”) to Mr. Armstrong’s employment agreement dated as of March 12, 2009 and effective as of April 7, 2009 (the “Armstrong Employment Agreement”) among Mr. Armstrong, AOL LLC (the Company’s predecessor in interest) and Time Warner Inc. (“Time Warner”). Following the previously disclosed legal and structural separation of the Company from Time Warner on December 9, 2009 (the “Spin-off”), the Company, as successor in interest, assumed all of AOL LLC’s obligations under the Armstrong Employment Agreement and Time Warner ceased to have any obligations thereunder.

The Amendment provides that the Company will grant to Mr. Armstrong an award of stock options and restricted stock units (the “Replacement Awards”) under the Company 2010 Stock Incentive Plan (the “2010 SIP”) to replace equity awards he was entitled to receive from Time Warner in 2010 pursuant to the Armstrong Employment Agreement if the Spin-off had not occurred.

Awards to the Chief Executive Officer

On December 15, the Compensation Committee of the Board of the Directors of the Company approved the grant of the Replacement Awards, effective as of January 4, 2010. The Replacement Awards will be comprised of (a) an option to purchase a number of shares of Company common stock determined by dividing (i) $5 million by (ii) the product of (x) the closing price of the Company’s common stock on the date of the grant, January 4, 2010 and (y) 0.3 (the “Replacement Option”) and (b) a number of restricted stock units of the Company determined by dividing (i) $5 million by (ii) the closing price of the Company’s common stock on the date of the grant, January 4, 2010 (the “Replacement RSUs”). The Replacement Option will be evidenced by a Non-Qualified Stock Option Agreement (the “Replacement Option Agreement”), which, together with the 2010 SIP, will set for forth the terms and conditions of the Replacement Option, and the Replacement RSUs will be evidenced by a Restricted Stock Units Agreement (the “Replacement RSU Agreement”), which, together with the 2010 SIP, will set for forth the terms and conditions of the Replacement RSUs.

The exercise price for the Replacement Option will be the closing price of the Company’s common stock on the date of the grant, January 4, 2010. The Replacement Option will vest in eight quarterly installments over a two year period beginning on January 4, 2010.

Each Replacement RSU, once vested, entitles the holder to receive one share of the Company’s common stock from the Company within 30 days of the relevant vesting date. The Replacement RSUs vest in two equal installments on January 4, 2011 and January 4, 2012, respectively.

Pursuant to the Armstrong Employment Agreement, the Company is also required to grant an option to purchase a certain number of shares of Company common stock in connection with the consummation of the Spin-off (the “Spin-off Option”). On December 15, 2009, the Compensation Committee approved the grant of the Spin-off Option under the 2010 SIP, effective as of December 31, 2009. The Spin-off Option will be evidenced by a Non-Qualified Stock Option Agreement (the “Spin-off Option Agreement”), which, together with the 2010 SIP, set forth the terms and conditions of the Spin-off Option.

The Spin-off Option will be comprised of an option to purchase a number of shares of Company common stock determined by dividing (i) an amount equal to 1.5% of the aggregate value of the Company’s common stock outstanding immediately after the Spin-off by (ii) the closing price of the Company’s common stock on the date of the grant, December 31, 2009.

The exercise price for the Spin-off Option will be the closing price of the Company’s common stock on the date of the grant, December 31, 2009. The Spin-off Option will vest over a three year period, with one third of the shares underlying the Spin-off Option vesting on each of the first, second and third anniversaries of the Spin-off, respectively.

Chief Financial Officer and Named Executive Officer Awards

On December 15, 2009, the Compensation Committee also approved grants of non-qualified stock options and restricted stock units under the 2010 SIP, effective as of December 31, 2009, to certain of the Company’s Named Executive Officers, including Arthur Minson, Ira Parker and Tricia Primrose Wallace. With respect to Mr. Minson, the grants were made to satisfy contractual obligations under Sections 3.3.1 and 3.5.2 of the employment agreement dated August 24, 2009 (the “Minson Employment Agreement”) between Mr. Minson and the Company (as successor in interest to AOL LLC). The options will be evidenced by a Non-Qualified Stock Option Agreements, which, together with the 2010 SIP, will set forth the terms and conditions of the options, and the restricted stock units will be evidenced by Restricted Stock Units Agreements, which, together with the 2010 SIP, set forth the terms and conditions of the restricted stock units.

The exercise price for each option will be the closing price of the Company’s common stock on the date of the grant, December 31, 2009. The options will vest over a four year period in equal annual installments beginning on December 31, 2009.

Each restricted stock unit, once vested, entitles the holder to receive one share of the Company’s common stock from the Company within 30 days of the relevant vesting date. The restricted stock units will vest in two equal installments on December 31, 2012 and December 31, 2013, respectively.

Mr. Minson, Mr.Parker and Ms. Primrose Wallace received options and restricted stock units in the following amounts:

	Options	RSUs
Arthur Minson – Executive Vice President and Chief Financial Officer	360,000	112,000
Ira Parker – Executive Vice President and General Counsel	115,385	115,385
Tricia Primrose Wallace – Executive Vice President, Communications	76,923	76,923

The foregoing is only a brief description of the material terms of the Amendment, the Replacement Awards, the Spin-off Option and the awards granted to Messrs. Minson and Parker and Ms. Primrose Wallace, does not purport to be complete and is qualified in its entirety by reference to the Amendment, the 2010 SIP, the Spin-off Option Agreement, the Replacement Option Agreement, the Replacement RSU Agreement, the Armstrong Employment Agreement, the Minson Employment Agreement, the form of the Non-Qualified Stock Option Agreement and the form of Restricted Stock Units Agreement. The 2010 SIP was previously filed as Exhibit 10.1 to the Company’s Current Report of Form 8-K, filed with the SEC on November 23, 2009. The Armstrong Employment Agreement was previously filed as Exhibit 10.6 to Amendment No. 5 to the Company’s Form 10 filed on November 16, 2009 and the

Minson Employment Agreement was previously filed as Exhibit 10.7 to Amendment No. 5 to the Company’s Form 10 filed on November 16, 2009. The Amendment, the Spin-off Option Agreement, the Replacement Option Agreement, the Replacement RSU Agreement, the form of the Non-Qualified Stock Option Agreement and the form of Restricted Stock Units Agreement are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K, respectively and are hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit	Description

10.1	First Amendment to the Employment Agreement of Timothy M. Armstrong

10.2	Form of Non-Qualified Stock Option Agreement (Armstrong spin-off options)

10.3	Form of Non-Qualified Stock Option Agreement (Armstrong replacement options)

10.4	Form of Restricted Stock Units Agreement (Armstrong replacement restricted stock units)

10.5	Form of Non-Qualified Stock Option Agreement

10.6	Form of Restricted Stock Units Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AOL INC.

By:	/S/ ARTHUR MINSON
Name:	Arthur Minson
Title:	Chief Financial Officer

Date: December 21, 2009

EXHIBIT INDEX

Exhibit	Description

10.1	First Amendment to the Employment Agreement of Timothy M. Armstrong

10.2	Form of Non-Qualified Stock Option Agreement (Armstrong spin-off options)

10.3	Form of Non-Qualified Stock Option Agreement (Armstrong replacement options)

10.4	Form of Restricted Stock Units Agreement (Armstrong replacement restricted stock units)

10.5	Form of Non-Qualified Stock Option Agreement

10.6	Form of Restricted Stock Units Agreement